UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to receipt of comments from the U.S. Securities and Exchange Commission to our preliminary proxy statement and any resulting delays in filing and delivering a definitive proxy statement to stockholders and risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website. Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 8.01. Other Events.

Annual Meeting of Stockholders

InPoint Commercial Real Estate Income, Inc. (the “Company”) will hold its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on October 14, 2021 at 2:30 p.m. Central Time. The Annual Meeting will be held at the principal executive offices of the Company located at 2901 Butterfield Road, Oak Brook, Illinois 60523. The Company’s Board of Directors set July 19, 2021 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournments or postponement thereof.

Stockholder Proposals

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for inclusion in the Company’s proxy materials for the Annual Meeting must be submitted in writing and received by the Company at its principal executive office in care of the Corporate Secretary for InPoint Commercial Real Estate Income, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, no later than a reasonable time before the Company begins to print and send its proxy materials to stockholders. The Company will consider any proposal received on or before July 31, 2021, to have been received a reasonable time before it expects to begin to print and send its proxy materials. The Company will consider any proposal received after the above deadline to have not been timely received, and the Company may exclude any such proposals from the Company’s proxy materials accordingly. Any such stockholder proposals must comply with all applicable rules of the Securities and Exchange Commission (“SEC”) regarding the inclusion of stockholder proposals in proxy materials, and the Company may omit from its proxy materials any stockholder proposal that does not comply with the SEC’s rules at the time such proposal is received by the Company.

The Company’s bylaws also set forth certain procedures which stockholders must follow, including providing timely notice, in order to present any stockholder proposal, including the nomination of directors, at the Annual Meeting. To be timely for the Annual Meeting, notice must be received by the Secretary of the Company at its principal executive office set forth above no later than 5:00 p.m. Central Time on July 31, 2021, which is the tenth day following the day on which public disclosure of the date of the Annual Meeting was made. Any such proposal or nomination must set forth the information specified in, and comply with all other requirements of, the Company’s bylaws in order to be brought before the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	July 21, 2021	By:	/s/ Cathleen M. Hrtanek
Cathleen M. Hrtanek
Assistant Secretary